EXHIBIT 10.1 NEWMONT CORPORATION 2020 STOCK INCENTIVE COMPENSATION PLAN 2026 RESTRICTED STOCK UNIT AGREEMENT This Restricted Stock Unit Agreement, including any country-specific terms and conditions set forth in Appendix 1 hereto (the “Agreement”), dated [•], 2026 is made between Newmont Corporation (“Newmont”) and the “Employee,” as specified in the Employee’s Grant Summary and Grant Acknowledgment (collectively, the “Grant Acknowledgment”). The Grant Acknowledgment is set forth on the Fidelity online employee portal. The Grant Acknowledgment is incorporated by reference herein. This Agreement shall be deemed executed by the Employee upon their electronic execution of the Grant Acknowledgment. All capitalized terms shall have the meaning set forth in Section 10 of the Agreement. 1. Award of Restricted Stock Units. Newmont grants the Employee the right to vest in the number of Restricted Stock Units (the “RSUs”) specified in the Grant Acknowledgment (as restated in Appendix 2). These RSUs are granted pursuant to the terms and subject to the conditions and restrictions set forth in this Agreement, the Grant Acknowledgment, and the Plan and each such RSU granted represents an unfunded right to receive one Share. 2. Vesting Period. The RSUs shall vest on the dates specified in the vesting schedule in the Grant Acknowledgement (as restated in Appendix 2) (each, a “Vesting Date”), provided a Termination of Service does not occur prior to the applicable Vesting Date, unless otherwise provided in this Agreement. 3. Termination of Service. The RSUs shall vest as stated below, instead of according to the vesting provisions in Section 2, upon a Termination of Service prior to a Vesting Date under the specific circumstances described in Sections 3.A. through 3.C. A. Termination of Service for death, disability, and following a Change in Control. If the Employee either (1) dies or (2) experiences a Termination of Service (a) by reason of disability (as determined under the terms of any applicable long-term disability plan of Newmont) or (b) that entitles the Employee to benefits under a Change in Control Plan, the outstanding RSUs subject to this Agreement shall become fully vested and nonforfeitable, as of the date of the Employee’s death or Termination of Service. B. Termination of Service under a Severance Plan of Newmont or Upon Entitlement to Severance Benefits. Upon a Termination of Service without Cause (or circumstances constituting Cause as determined in the sole discretion of the Company) entitling the Employee to: (1) severance benefits under a Severance Plan, or (2) separation benefits for an involuntary termination, the Employee shall vest in a pro-rata percentage of the RSUs as determined in Section 3.B.(i) and (ii) below, as applicable, subject, in each case, to the Employee’s delivery of an effective (non-revoked, if applicable) waiver and release agreement. Any RSUs that do not vest pursuant to this provision shall immediately terminate upon the Termination of Service and be automatically and unconditionally forfeited. (i) If clause (1) of Section 3.B. applies, the pro-rata percentage shall be based on the formula set forth in the Severance Plan (which may be identical to the formula set forth in Section 3.B.(ii) below). (ii) If clause (2) of Section 3.B. applies, the pro-rate percentage shall be determined in accordance with the following formula: - 2 - RSUs vested = Total RSUs Covered by This Agreement X Days Elapsed From Date of Grant to Date of Termination of Service - Prior Vestings 10951 (iii) If the Employee is entitled to vesting acceleration under Section 3.B., and also satisfies the definitional requirements of Retirement, the RSUs shall vest in accordance with Section 3.C. below and not under Section 3.B. C. Retirement. If the Employee’s Termination of Service is due to Retirement, the RSUs shall vest as set forth below. (i) If the Employee retires within 365 days from the Grant Date, a pro-rata percentage of the RSUs shall vest as of the date of the Termination of Service in accordance with the following formula, and the RSUs that do not vest shall immediately terminate and be automatically and unconditionally forfeited. RSUs vested = Total RSUs Covered by This Agreement X Days Elapsed From Date of Grant to Date of Termination of Service 10951 (ii) If the Employee retires more than 365 days after the Grant Date, the RSUs shall continue to vest in accordance with the schedule set forth in Section 2 above, despite the Employee’s Termination of Service. D. Other Terminations. Upon a Termination of Service under any other circumstances not outlined in Sections 3.A. through 3.C., including a voluntary resignation that is not a Retirement, any unvested RSUs shall immediately terminate and be automatically and unconditionally forfeited as of the Termination of Service date. E. Discretion to Apply Termination Vesting Provisions. If Newmont determines that any provision in this Section 3 may be found to be unlawful, discriminatory or against public policy in any relevant jurisdiction, then Newmont, in its sole discretion, may choose not to apply such provision to the RSUs. 1 For leap years, the denominator is 1096. - 3 - 4. No Stockholder Rights Prior to Issuance of Shares; Dividend Equivalents. A. No Stockholder Rights. The Employee shall not have any rights as a stockholder of Newmont with respect to the Shares underlying the RSUs, including but not limited to, the right to vote with respect to such Shares, until the Shares have been issued to the Employee and transferred on the books and records of Newmont. B. Dividend Equivalents. Upon the issuance of Shares to the Employee in settlement of the vested RSUs, the Employee shall also be entitled to a cash payment equal to any dividends paid from the Grant Date until the settlement date with respect to any Shares underlying the RSUs that are issued. 5. Withholding Taxes. A. The Employee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Employee’s responsibility, regardless of any action taken by Newmont or, if different, the Employer. B. The Employee further acknowledges that Newmont and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs or the underlying Shares, including but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and is not obligated to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Employee’s liability for Tax- Related Items or achieve any particular tax result for the Employee. Further, if the Employee is subject to Tax-Related Items in more than one jurisdiction, the Employee acknowledges that Newmont and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. C. Prior to any relevant taxable or tax withholding event, as applicable, the Employee agrees to make adequate arrangements satisfactory to Newmont and/or the Employer to satisfy all Tax- Related Items. D. The Employee authorizes Newmont or its agent to satisfy any applicable withholding obligations with regard to all Tax-Related Items by withholding a number of whole Shares from the Shares that are issued upon settlement of the RSUs. If Newmont determines in its sole discretion that withholding in Shares is not permissible or advisable under applicable local law or due to adverse accounting consequences, Newmont may satisfy its obligations for Tax-Related Items by one or a combination of the following: (i) withholding from the Employee’s wages or other cash compensation paid to the Employee by Newmont and/or the Employer; (ii) withholding from proceeds of the sale of Shares acquired upon vesting/settlement of the RSUs, either through a voluntary sale or through a mandatory sale arranged by Newmont (on the Employee’s behalf pursuant to this authorization); or (iii) any other method of withholding determined by the Committee and permitted under the Plan and applicable laws. - 4 - E. Newmont may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates in the Employee’s jurisdiction(s), including maximum applicable rates, to the extent permitted by the Plan. In the event of over-withholding, the Employee may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or if not refunded, the Employee may need to seek a refund from the local tax authorities. In the event of under-withholding, the Employee may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Newmont and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Employee is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. F. Finally, the Employee agrees to pay to Newmont or the Employer, any amount of Tax-Related Items that Newmont or the Employer may be required to withhold or account for as a result of their participation in the Plan that cannot be satisfied by the means previously described. Newmont may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Employee fails to comply with their obligations in connection with the Tax-Related Items. 6. Delivery of Shares; Payment of Dividend Equivalents. A. As soon as reasonably practicable, but in any event within 60 days, following the Vesting Date or vesting event, as applicable, pursuant to Section 2 or 3, the number of RSUs that become vested shall be settled in Shares. In addition, Dividend Equivalents, if any, shall be settled within 30 days of the date that the RSUs are settled. B. Notwithstanding the foregoing, if the Employee is a U.S. taxpayer and the RSUs are considered non-qualified deferred compensation subject to Section 409A as determined in the sole discretion of Newmont, RSUs that are no longer subject to a substantial risk of forfeiture, as determined in accordance with Section 409A, shall be settled on the earliest to occur of (1) the Vesting Date described in Section 2 or 3, (2) the Employee’s “Disability” meeting the definitional requirements of Section 409A, (3) the Employee’s death, (4) “change in control event” within the meaning of U.S. Treas. Reg. § 1.409A- 3(i)(5) (a “Change in Control Event”), and (5) a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”) that occurs following a Change in Control Event. Notwithstanding the foregoing to the contrary, if the settlement of the RSUs is contingent on the Employee’s delivery of an effective (non-revoked, if appliable) waiver and release agreement, and the permitted time period for the Employee to deliver such effective (and non-revoked) waiver and release agreement spans two calendar years, the RSUs shall be settled in the second of the two calendar years. If, however, the Employee is a “specified employee” within the meaning of Section 409A on the date the Employee experiences a Separation from Service, then the RSUs shall instead be settled on the first business day of the seventh month following the Employee’s Separation from Service, to the extent such delayed payment is required to avoid a prohibited distribution under Section 409A. Each issuance upon settlement of the RSUs under this Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). 7. Nontransferability. The Employee’s interest in the RSUs and any Shares relating thereto may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution, prior to such time as the Shares have actually been issued and delivered to the Employee. The Agreement shall be binding upon and shall inure

- 5 - to the benefit of the parties hereto and their respective successors and permitted assigns, including, in the case of the Employee, their estate, heirs, executors, legatees, administrators, designated beneficiary and personal representatives. Nothing contained in this Agreement shall be deemed to prevent transfer of the RSUs in the event of the Employee’s death in accordance with Section 12(b) of the Plan. 8. Acknowledgements. The Employee acknowledges receipt of and understands and agrees to the terms of this Agreement and the Plan. The Employee further understands, acknowledges and agrees to the following: A. The Plan and the Plan prospectus are available for review on Fidelity.com, and the Employee agrees to be bound by all of the terms and provisions in this Agreement, including any terms and provisions of the Plan adopted after the date of this Agreement but prior to the completion of the vesting period. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern. B. The grant of RSUs under the Plan at one time does not in any way obligate Newmont or its Affiliates to grant additional RSUs in any future year or in any given amount. C. The grant of RSUs and the Employee’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with Newmont and shall not interfere with the ability of the Employer to terminate the Employee’s employment or service relationship (if any). D. The RSUs should in no event be considered as compensation for, or relating in any way to, past services for Newmont, the Employer or any Affiliate. E. The Employee further acknowledges and understands that the Employee’s participation in the Plan is voluntary and that the RSUs and any future RSUs under the Plan are wholly discretionary in nature, the value of which do not form part of any normal or expected compensation for any purposes, including but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar mandatory payments, other than to the extent required by local law. F. The Employee acknowledges and understands that the future value of the Shares acquired by the Employee under the Plan is unknown and cannot be predicted with certainty and that no claim or entitlement to compensation or damages arises from the (1) forfeiture of the RSUs resulting from termination of service (for any reason whatsoever and whether or not in breach of local labor laws and whether or not later found to be invalid) or (2) forfeiture of the RSUs or recoupment of any Shares, cash or other benefits acquired pursuant to the RSUs resulting from the application of the “Clawback/Recoupment/Disgorgement” provision of the Agreement. G. The Employee acknowledges and understands that the RSUs and the Shares subject to the RSUs, and the income and value of the same, are not intended to replace any pension rights or compensation. H. The Employee acknowledges for the purposes of the RSUs: (1) their employment shall be considered terminated as of the date they are no longer actively providing services to Newmont, the Employer or any Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Employee is employed or the terms of their employment agreement, if any) and (2) unless otherwise expressly provided in this - 6 - Agreement or determined by Newmont, the Employee’s period of employment shall not be extended by any notice period (e.g., the Employee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Employee is employed or the terms of their employment agreement, if any). The Committee shall have the exclusive discretion to determine when the Employee is no longer actively providing services for purposes of their RSU grant (including whether the Employee may still be considered to be providing services while on a leave of absence). I. The Employee acknowledges and understands that unless otherwise agreed with Newmont, the RSUs and the Shares subject to the RSUs, and the income and value of the same, are not granted as consideration for, or in connection with the service they may provide as a director of an Affiliate of Newmont. J. As of the date of this Agreement, the Grant Acknowledgement, this Agreement, and the Plan set forth the entire understanding between the Employee and Newmont regarding the acquisition of Shares underlying the RSUs in Newmont and supersede all prior oral and written agreements pertaining to the RSUs. K. Newmont has reserved the right to amend or terminate the Plan at any time. L. If the Employee is employed outside the United States: (i) The Employee acknowledges and understands that the RSUs and the Shares subject to the RSUs and the income and value of the same, are not part of normal or expected compensation salary for any purpose. (ii) The Employee acknowledges and understands that neither Newmont, the Employer nor any other Affiliate of Newmont shall be liable for any foreign exchange rate fluctuation between their local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Employee pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement. 9. Miscellaneous. A. No Right to Continued Employment. Neither the grant of the RSUs nor any terms contained in this Agreement, Grant Acknowledgement or the Plan shall confer upon the Employee any express or implied right to continued employment by Newmont or any Affiliate, nor restrict in any way the right of Newmont or any Affiliate to terminate the employment of the Employee at any time with or without Cause. The Employee acknowledges and agrees that any right to receive delivery of Shares is earned only by continuing as an employee, and satisfaction of any other applicable terms and conditions contained in this Agreement, the Grant Acknowledgement, and the Plan. B. Compliance with Laws and Regulations. The award of the RSUs to the Employee and the obligation of Newmont to deliver Shares hereunder shall be subject to (1) all applicable federal, state, local and non-U.S. laws, rules and regulations, and (2) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which Newmont shall, in its sole discretion, determine to be necessary or applicable. Moreover, Shares shall not be delivered if such delivery would be contrary to applicable law or the rules of any stock exchange, as determined in the sole discretion of Newmont. - 7 - C. Notices. Any notice or other important information Newmont sends to the Employee shall be in writing and delivered in person, by electronic means or by mail or courier at the last known address or email address in Newmont’s records. D. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect. E. Governing Law and Venue. Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related RSU provisions construed, under the General Corporation Law of the State of Delaware, this Agreement shall be governed by the laws of the State of Colorado without giving effect to any conflict or choice of law rule or principle that might otherwise refer construction or interpretation of the Agreement to the substantive law of another jurisdiction. The parties hereto submit to the exclusive jurisdiction and venue of the federal or state courts of Colorado to resolve any and all issues that may arise out of or relate to this Agreement or the Plan, and the Employee waives any defense to such governing law and venue, including but not limited to, any defense based on subject matter or personal jurisdiction. F. Section 409A. This Section 9.F. applies if the Employee is a U.S. Taxpayer. The terms of the RSUs and payments made pursuant to this Agreement are intended to qualify for an exemption from or comply with the provisions of Section 409A, and the Agreement and the Plan shall be interpreted, operated, and administered in a manner that is consistent with this intent. In furtherance of this intent, the Committee may, but is not required, adopt amendments to this Agreement and/or Plan or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, in each case, without the consent of the Employee, that the Committee determines are reasonably necessary or appropriate to comply with the requirements of Section 409A. In that light, Newmont and Employer, if different, make no representation or covenant to ensure that the RSUs that are intended to be exempt from, or compliant with, Section 409A or that the Committee shall take any action with respect thereto. Nothing in the Agreement shall provide a basis for any person to take action against Newmont or any affiliate, based on matters covered by Section 409A, including the tax treatment of any Shares or other payments made under the RSUs granted under this Agreement, and neither Newmont nor any of its Affiliates shall have any liability to the Employee or their estate or any other party for any taxes, penalties or interest due on amounts paid or payable under the Agreement including any taxes, penalties or interest imposed under Section 409A. G. No Advice Regarding RSUs. Neither Newmont, nor any Affiliate, is providing any tax, legal, or financial advice, nor are they making any recommendations regarding the Employee’s participation in the Plan, or their acquisition or sale of the underlying Shares. The Employee should consult with their own personal tax, legal, and financial advisors regarding their participation in the Plan before taking any action related to the Plan. H. Appendix 1. Notwithstanding any provisions in this Agreement, the award of RSUs shall be subject to any terms and conditions set forth in Appendix 1 to this Agreement for the Employee’s country. Moreover, if the Employee relocates to, or becomes a resident of, one of the countries included in Appendix 1, the terms and conditions for such country shall apply to the Employee, to the extent Newmont determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix 1 constitutes part of this Agreement. I. Imposition of Other Requirements. Newmont reserves the right to impose other requirements on the Employee’s participation in the Plan, on the RSUs and on any Shares acquired under - 8 - the Plan, to the extent Newmont determines that it is necessary or advisable for legal or administrative reasons, and to require the Employee to sign any additional agreements or undertakings that may be necessary to accomplish these additional requirements. J. Clawback/Recoupment/Disgorgement. As an additional condition of receiving the RSUs, the Employee agrees that the RSUs, whether vested or unvested, the Shares, cash, or other benefits acquired pursuant to the RSUs (and any proceeds therefrom), or a combination of or all of the foregoing, may be subject to clawback, recoupment, and/or disgorgement to the extent required (1) under any and all of Newmont’s clawback, recoupment, and/or disgorgement policies, including but not limited to, the Newmont Corporation Clawback Policy, as they may be unilaterally amended or adopted from time to time or (2) under applicable laws, regulations or stock exchange listing standards (collectively, the “Clawback/Recoupment/Disgorgement Requirement”). To satisfy any obligation arising under the Clawback/Recoupment/Disgorgement Requirement, among other things, the Employee expressly and explicitly authorizes Newmont to issue instructions, on the Employee’s behalf, to any brokerage firm and/or third party administrator engaged by Newmont to hold any Shares or other amounts acquired pursuant to the RSUs to re-convey, transfer, or otherwise return such Shares and/or other amounts to Newmont upon Newmont’s enforcement of the Clawback/Recoupment/Disgorgement Requirement. No recovery of compensation as described in this Section 9.J. shall be an event giving rise to the Employee’s right to resign for “good reason” or “constructive termination” (or similar term) under any plan of, or agreement with, Newmont or any Affiliate. This Clawback/Recoupment/Disgorgement Requirement includes, but is not limited to, Newmont’s right to require reimbursement of any RSUs from the Employee if the Employee is terminated (or could have been terminated) for Cause. K. Right of Offset. To the extent permitted by applicable law, Newmont or an Employer may, in its sole discretion, apply any RSUs otherwise due and payable under this Agreement against debts of the Employee to Newmont or an Affiliate. The Employee hereby consents to the reduction of any compensation paid to the Employee by Newmont or an Employer to the extent the Employee receives an overpayment from this Agreement. L. Waiver. The Employee acknowledges that a waiver by Newmont of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of this Agreement. M. Electronic Delivery and Acceptance. Newmont may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Employee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by Newmont or a third party designated by Newmont. 10. Definitions. As a general principle, any terms defined below that are also defined in the Plan shall have the same general meaning as set forth in the Plan except that they may have been modified to remove terms and concepts not applicable under the Agreement and/or refined to reflect specific terms applicable to the Agreement. Please refer to the applicable term in the Plan for the complete definition.

- 9 - A. “Affiliate” means (1) any Subsidiary; (2) any person that directly or indirectly controls, is controlled by or is under common control with Newmont; and/or (3) to the extent provided by the Committee, any person in which Newmont has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise. For purposes of this definition, “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of Newmont as the term is defined in Section 424(f) of the Code. B. “Agreement” shall have the meaning assigned to it in the first paragraph of the Agreement. C. “Cause” shall have the meaning assigned to it in the Plan and is determined by the Committee in its sole discretion; however, for the convenience of the Employee the salient terms are described below: (i) the willful and continued failure of the Employee to perform substantially the Employee’s duties with Newmont or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness) or the Employee’s failure to follow policies, directions or Newmont’s or an Affiliate’s code of conduct, after a written demand for substantial performance is delivered to the Employee by Newmont; or (ii) the Employee engaging in illegal conduct or gross negligence or willful misconduct which is potentially injurious to Newmont or any Affiliate; provided that if the Employee acts in accordance with an authorized written opinion of Newmont’s or an Affiliate’s legal counsel, such action shall not constitute “Cause” under this definition; or (iii) any dishonest or fraudulent activity by the Employee or the reasonable belief by Newmont of the Employee’s breach of any contract, agreement, or representation with Newmont or an Affiliate. The Committee has up six (6) months following the Employee’s Termination of Service to determine if such Termination of Service could have been for Cause and, if such a determination is made after the Employee’s Termination of Service, the Employee shall be required to disgorge to Newmont all amounts received under the Plan, this Agreement or otherwise that would not have been payable to such Employee had initial Termination of Service been for Cause. D. “Change in Control Plan” shall mean the Executive Change of Control Plan of Newmont or the Change of Control Plan of Newmont. E. “Change in Control Event” shall have the meaning assigned to it in Section 6.B. F. “Clawback/Recoupment/Disgorgement Requirement” shall have the meaning assigned to it in Section 9.J. - 10 - G. “Code” shall mean the U.S. Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto. H. “Committee” shall mean the Leadership Development and Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan. I. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of ordinary dividends that would otherwise be paid on the Shares subject to an RSU but that have not been issued or delivered. J. “Grant Acknowledgement” shall have the meaning assigned to it in the first paragraph of the Agreement. K. “Grant Date” shall mean the later of (1) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects the Employee to receive a grant of RSUs, determines the number of Shares or other amount to be subject to such RSUs or (2) the date designated as the “Grant Date” by the Committee by resolution, written consent or other appropriate action in connection with the approval of RSUs. L. “Employee” shall have the meaning assigned to it in the first paragraph of the Agreement. M. “Employer” shall mean the Affiliate that employs the Employee. N. “Newmont” shall have the meaning assigned to it in the first paragraph of the Agreement. O. “Plan” shall mean the Newmont Corporation 2020 Stock Incentive Compensation Plan, as amended from time to time. P. “Restricted Stock Units” or “RSUs” shall mean an unfunded and unsecured promise to deliver Shares or cash, subject to the applicable vesting schedule. Q. “Retirement” shall mean a Termination of Service after: (1) attaining at least age 55; (2) having at least 5 years of Continuous Employment; and (3) reaching a total of at least 65 when adding the Employee’s age plus years of Continuous Employment. This definition may differ from the definition of “retirement” in other benefit plans, such as pension plans of Newmont, and this definition shall not alter those definitions. For purposes of this definition, “Continuous Employment” means continuous employment with Newmont and/or any Affiliate as reflected in the records of Newmont or an Affiliate. For the avoidance of doubt, a period of Continuous Employment does not need to correspond to the Employee’s most recent period of employment with Newmont or an Affiliate since the last rehire date. R. “Section 409A” shall mean Code Section 409A and the guidance promulgated thereunder. - 11 - S. “Separation from Service” shall have the meaning assigned to it in Section 6.B. T. “Severance Plan” shall mean the Severance Plan for Salaried Employees of Newmont or the Severance Plan for Section 16 Officers of Newmont. U. “Share” shall mean the $1.60 par value common stock of Newmont. In the event of any adjustment pursuant to Section 4(c) of the Plan, the stock or security resulting from such adjustment shall be deemed to be a Share within the meaning of the Plan. V. “Tax-Related Items” shall mean any income tax, social insurance, payroll tax, fringe benefits tax, payment on account, or other tax-related items arising from the Employee’s participation in the Plan that are legally required and may also include any other charges that Newmont or the Employer, in its sole discretion, consider appropriate to pass on to the Employee even if legally applicable to Newmont or the Employer. W. “Termination of Service” shall have the meaning assigned to it in the Plan and generally means the termination of the Employee’s employment with, or performance of services for, the Company or any Affiliate under any circumstances, as determined by the Committee, but also address the treatment of leaves of absence, change in service status and transfers of employment between the Company and Affiliates (and between Affiliates) on the status of the Employee’s employment with the Company and/or Affiliates. X. “Vesting Date” shall have the meaning assigned to it in Section 2 of this Agreement. IN WITNESS WHEREOF, pursuant to the Employee’s Grant Acknowledgement (including without limitation, the Terms and Conditions section hereof), incorporated herein by reference, and electronically executed by the Employee, the Employee agrees to the terms and conditions of this Agreement. - 12 - APPENDIX 1 NEWMONT CORPORATION 2020 STOCK INCENTIVE COMPENSATION PLAN 2026 RESTRICTED STOCK UNIT AGREEMENT Unless otherwise provided below, capitalized terms used but not explicitly defined in this Appendix 1 shall have the same definitions as in the Plan and/or the Agreement (as applicable). The terms and conditions in Part A apply to all Employees outside the United States. The country-specific terms and conditions in Part B shall also apply to the Employee if they reside in one of the countries listed below. Terms and Conditions This Appendix 1 includes additional country-specific terms and conditions that govern the Employee’s RSUs if they reside and/or work in one of the countries listed herein. If the Employee is a resident of a country other than the one in which they currently reside and/or work, or if the Employee relocate to another country after the RSUs are granted, or if the Employee is considered a resident of another country for local law purposes, the terms and conditions of the RSUs contained herein may not be applicable to the Employee, and Newmont shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Employee. Notifications This Appendix 1 also includes information regarding certain issues of which the Employee should be aware with respect to their participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2026. Such laws are often complex and change frequently. As a result, the Employee should not rely on the information in this Appendix 1 as the only source of information relating to the consequences of their participation in the Plan because the information may be out of date at the time that the Employee’s RSUs vest or they sell Shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to the Employee’s particular situation, and Newmont is not in a position to assure the Employee of a particular result. Accordingly, the Employee should seek appropriate professional advice as to how the relevant laws in their country may apply to their situation. Finally, if the Employee (1) is a resident of a country other than the one in which they currently reside and/or work, (2) transfers employment after the RSUs are granted, or (3) is considered a resident of another country for local law purposes, the information contained herein may not apply to the Employee.

- 13 - A. ALL NON-U.S. COUNTRIES TERMS AND CONDITIONS The following additional terms and conditions shall apply to the Employee if they reside in any country outside the United States. 1. Data Privacy Information and Consent. Newmont headquarters is located at 6900 E. Layton Ave., Suite 700, Denver, Colorado 80237, U.S.A., and grants awards to employees of Newmont and its Affiliates, at Newmont’s sole discretion. If the Employee would like to participate in the Plan, please review the following information about Newmont’s data processing practices and declare the Employee’s consent. (a) Data Collection and Usage. Newmont collects, processes and uses personal data of the Employees, including name, home address, email address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any Shares or directorships held in Newmont, and details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”), which Newmont receives from the Employee or the Employer. In connection with the grant of the RSU, Newmont shall collect the Employee’s Data for purposes of administering the Employee’s participation in the Plan. Newmont’s legal basis for the processing of the Employee’s Data, where required, is the Employee’s consent. (b) Stock Plan Administration Service Providers. Newmont transfers Data to Fidelity Investments, an independent service provider based in the United States, which assists Newmont with the implementation, administration and management of the Plan. In the future, Newmont may select a different service provider and share the Employee’s Data with another company that serves in a similar manner. Newmont’s service provider shall open an account for the Employee to receive Shares. The Employee may be asked to agree on separate terms and data processing practices with the service provider, which is a condition to the Employee’s ability to participate in the Plan. (c) International Data Transfers. Newmont and its service providers are based in the United States. If the Employee is outside the United States, the Employee should note that their country has enacted data privacy laws that are different from those in the United States. Newmont’s legal basis for the transfer of the Employee’s Data is their consent. (d) Data Retention. Newmont shall use the Employee’s Data only as long as is necessary to implement, administer and manage the Employee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and security laws. This period may extend beyond the Employee’s period of employment with the Employer. When Newmont or the Employer no longer need Data for any of the above purposes, they shall cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable. (e) Voluntariness and Consequences of Denial or Withdrawal. The Employee’s participation in the Plan and the Employee’s grant of consent are purely voluntary. The Employee may deny or withdraw their consent at any time. If the Employee does not consent, or if the Employee withdraws their consent, the Employee cannot participate in the Plan. This would not affect the Employee’s salary as an employee or their career; the Employee would merely forfeit the opportunities associated with the Plan. - 14 - (f) Data Subject Rights. The Employee has a number of rights under data privacy laws in their country. Depending on where the Employee is based, the Employee’s rights may include the right to (1) request access or copies of Data Newmont processes, (2) rectification of incorrect Data, (3) deletion of Data, (4) restrict the processing of Data, (5) restrict the portability of Data, (6) lodge complaints with the competent tax authorities in the Employee’s country, and/or (7) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding the Employee’s rights or to exercise the Employee’s rights please contact Newmont at Newmont Corporation, 6900 E. Layton Ave., Suite 700, Denver, Colorado 80237 U.S.A., attention: Director of Compensation, Newmont Corporate. If the Employee agrees with the data processing practices as described in this notice, please declare the Employee’s consent by clicking “Accept” on the Fidelity award acceptance page. 2. Language. The Employee acknowledges that they are sufficiently proficient in English, or, alternatively, the Employee acknowledges that they shall seek appropriate assistance, to understand the terms and conditions in the Agreement. Furthermore, if the Employee received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated versions is different than the English version, the English version shall control unless otherwise required by applicable law. 3. Insider-Trading/Market-Abuse Laws. The Employee acknowledges that, depending on their country or broker’s country, or the country in which Common Stock is listed, they may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect their ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., RSUs) or rights linked to the value of Common Stock, during such times as the Employee is considered to have “inside information” regarding Newmont (as defined by the laws or regulations in applicable jurisdictions, including the United States and the Employee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders that the Employee placed before possessing inside information. Furthermore, the Employee may be prohibited from (1) disclosing insider information to any third party, including fellow employees and (2) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Newmont insider trading policy. The Employee acknowledges that it is their responsibility to comply with any applicable restrictions, and the Employee should speak to their personal advisor on this matter. 4. Foreign Asset/Account Reporting Requirements. The Employee acknowledges that there may be certain foreign asset and/or account reporting requirements that may affect their ability to acquire or hold the Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on the Shares acquired under the Plan) in a brokerage or bank account outside their country. The Employee may be required to report such accounts, assets or transactions to the tax or other authorities in their country. The Employee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to their country through a designated bank or broker within a certain time after receipt. The Employee acknowledges that it is their responsibility to be compliant with such regulations, and they should speak to their personal advisor on this matter. - 15 - 5. General. Notwithstanding the provisions of the Agreement, if Newmont or the Employer develops a good faith belief that any provision may be found to be unlawful, discriminatory or against public policy in any relevant jurisdiction, then Newmont in its sole discretion may choose not to apply such provision to the RSU, nor any RSU grant in the Employee’s jurisdiction. B. COUNTRY-SPECIFIC ADDITIONAL TERMS AND CONDITIONS ARGENTINA Notifications Securities Law Information. Neither the RSUs nor the underlying Shares are publicly issued, placed, distributed, offered, registered or listed on any stock exchange or capital market in Argentina and, as a result, have not been and shall not be registered with the Argentine Securities Commission (Comisión Nacional de Valores). Neither this Agreement nor any other offering material related to the RSUs nor the underlying Shares shall be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire RSUs under the Plan do so under their own responsibility according to the terms of a private offering made from outside Argentina. Any Argentine resident who acquires Shares shall not transfer such Shares to any person within six (6) months of acquiring the Shares, unless the transaction is concluded outside Argentina and the Shares are not sold back to the Company. Accordingly, the transfer restriction should not apply if Shares are sold on the New York Stock Exchange. Exchange Control Information. It is the Employee’s responsibility to comply with any and all Argentinian currency exchange restrictions, approvals, and reporting requirements in connection with the RSUs. Foreign Asset / Account Reporting Notification. If the Employee is an Argentinian tax resident, the Employee must report any Shares acquired under the Plan and held by the Employee on December 31st of each year on their annual tax return for that year. AUSTRALIA Notifications Securities Law Information. The offer of RSUs is being made under Division 1A, Part 7.12 of the Australian Corporations Act 2001 (Cth). Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act). Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction shall file the report. If there is no Australian bank involved in the transfer, the Employee shall be required to file the report. CANADA Terms and Conditions Acknowledgements. Sections 8.E and 8.F of the Agreement apply, except as explicitly and minimally required under applicable legislation. - 16 - Vesting/Termination. The following provision supplements Section 3 of the Agreement and replaces Section 8.H of the Agreement: For purposes of the Agreement, except as otherwise provided for in Section 3 of the Agreement or to the extent explicitly and minimally required under applicable legislation, in the event the Employee ceases their employment or service relationship with Newmont or Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of local labor laws), the Employee’s right to vest in the RSUs shall terminate as of the date that is the earliest of: (a) the date the Employee’s employment with the Employer is terminated for any reason; and (b) the date the Employee receives written notice of termination from the Employer; regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, the Employee shall not earn or be entitled to any pro-rated vesting for that portion of time before the date on which their right to vest terminates, nor shall the Employee be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting or other participation during a statutory notice period, the Employee’s right to vest in the RSUs, if any, or otherwise participate in or benefit from the RSUs, shall terminate effective as of the last date of the minimum statutory notice period. For clarity, the Employee shall not earn or be entitled to pro-rated vesting or other participation if the Vesting Date or vesting event falls after the end of the statutory notice period, nor shall the Employee be entitled to any compensation for lost vesting or other participation. The following provisions apply if the Employee is a resident of Quebec: French Language Documents. A French translation of certain documents related to the Plan shall be made available to the Employee as soon as reasonably practicable. Notwithstanding the provisions of Section 3 of Part A of this Appendix 1, to the extent required by applicable law and unless the Employee indicates otherwise, the French translation of such documents shall govern the Employee’s participation in the Plan. Documents en Langue Française. Une traduction française de certains documents relatifs au Plan sera mise à la disposition du Employee dès que cela sera raisonnablement possible. Nonobstant les dispositions de l’article 3 de la Partie A de la présente Annexe, dans la mesure requise par la loi applicable et à moins que l’Employee n’indique le contraire, la traduction française de ces documents régira la participation du Employee au Plan. Data Privacy. The following provision supplements Section 1 of Part A of this Appendix 1: The Employee hereby authorizes Newmont and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Employee further authorizes Newmont, any parent or Affiliate and any stock plan service provider that may be selected by Newmont to assist with the Plan to disclose and discuss the Plan with their respective advisors. The Employee further authorizes Newmont and any parent or Affiliate to record such information and to keep such information in the Employee’s employee file. The Employee acknowledges and agrees that their personal information, including sensitive personal information, may be transferred or disclosed outside of the province of Quebec, including to the United States. Finally, the Employee acknowledges and authorizes Newmont and other parties involved in the administration of the

- 17 - Plan to use technology for profiling purposes and to make automated decisions that may have an impact on the Employee or the administration of the Plan. Notifications Securities Law Information. The Employee is permitted to sell Shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Shares are listed on the New York Stock Exchange. Foreign Asset/Account Reporting Information. Canadian residents are required to report foreign specified property, including Shares and rights to receive Shares (e.g., RSUs), on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds C$100,000 at any time during the year. RSUs must be reported (generally, at a nil cost) if the C$100,000 cost threshold is exceeded because of other foreign specified property held by the Employee. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Employee owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. CHILE Notifications Securities Law Information. The award of RSUs constitutes a private offering of securities in Chile effective as of the date of grant, and is expressly subject to general ruling N° 336 of the Chilean Commission for the Financial Market (“CMF”). The award of RSUs refers to securities not registered at the securities registry or at the foreign securities registry of the CMF, and, therefore, such securities are not subject to oversight of the CMF. Given that the Shares underlying the RSUs are not registered in Chile, Newmont is not required to provide public information about the RSUs or the Shares in Chile. Unless the RSUs and/or the Shares are registered with the CMF, a public offering of such securities cannot be made in Chile. Foreign Asset/Account Reporting Information. The CIRS requires all taxpayers to provide information annually regarding (1) the results of investments held abroad and (2) any taxes paid abroad which the taxpayers shall use as credit against Chilean income tax. The sworn statements disclosing this information (or Formularios) must be reported on Form 1929 and submitted electronically through the CIRS website (www.sii.cl) before July 1 of each year, depending on the assets and/or taxes being reported. If the Employee fails to meet the above requirements, the Employee may be ineligible to receive certain foreign tax credits. Given that these requirements are subject to change, the Employee should consult with their personal tax advisor to determine the Employee’s reporting obligations to the CIRS. Exchange Control Information. The Employee may receive foreign currency abroad as a result of the acquisition of Shares and freely decide whether to repatriate such currency to Chile or keep it abroad. However, if the Employee repatriates currency, and such amounts exceed USD 10,000, the proceeds must be remitted using the formal exchange market. It is not necessary to convert the repatriated funds into Chilean currency. Given that these requirements are subject to change, the Employee should consult with their personal advisor to determine the Employee’s obligations. - 18 - COSTA RICA There are no country-specific provisions. FIJI There are no country-specific provisions. GHANA There are no country-specific provisions. INDONESIA Language Consent. By accepting the RSUs, the Employee (1) confirms having read and understood the documents relating to this grant (i.e., the Plan and the Agreement) which were provided in the English language, (2) accepts the terms of those documents accordingly, and (3) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued). Persetujuan Bahasa. Dengan menerima pemberian Unit Saham Terbatas (RSUs) ini, Karyawan (1) memberikan konfirmasi bahwa dirinya telah membaca dan memahami dokumen-dokumen berkaitan dengan pemberian ini (yaitu, Perjanjian Penghargaan dan Program) yang disediakan dalam Bahasa Inggris, (2) menerima persyaratan di dalam dokumen-dokumen tersebut, dan (3) setuju untuk tidak mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan ataupun Peraturan Presiden sebagai pelaksanaannya (ketika diterbitkan) Exchange Control Information. If the Employee remits funds (including proceeds from the sale of Shares) into Indonesia, the Indonesian bank through which the transaction is made shall submit a report of the transaction to Bank Indonesia for statistical reporting purposes. For transactions in excess of a certain threshold, a more detailed description of the transaction must be included in the report and the Employee may be required to provide information about the transaction (e.g., the Employee’s relationship with the transferor of the funds, the source of the funds, etc.) to the bank in order for the bank to complete the report. In addition, the Employee may be required to provide the Bank Indonesia with information on foreign exchange activities, which may include Shares held outside Indonesia, on a monthly basis. The reporting should be completed online through Bank Indonesia’s website, by no later than the 15th day of the following month. MEXICO Terms and Conditions Plan Document Acknowledgement. By accepting the RSUs, the Employee acknowledges that they have received a copy of the Plan, the Grant Acknowledgement, and the Agreement, including this Appendix 1, which the Employee has reviewed. The Employee acknowledges further that they accept all the provisions of the Plan, the Grant Acknowledgement, and the Agreement, including this Appendix 1. The Employee also acknowledges that they have read and specifically and expressly approve the terms and conditions set forth in Section 8 of the Agreement, which clearly provides as follows: - 19 - (1) the Employee’s participation in the Plan does not constitute an acquired right; (2) The Plan and the Employee’s participation in it are offered by Newmont on a wholly discretionary basis; (3) the Employee’s participation in the Plan is voluntary; and (4) Newmont and its Affiliates are not responsible for any decrease in the value of any Shares acquired at vesting and settlement of the RSUs. Labor Law Policy and Acknowledgment. By accepting the RSUs, the Employee expressly recognizes that Newmont, with registered offices at 6900 E. Layton Ave., Suite 700, Denver, Colorado 80237, U.S.A., is solely responsible for the administration of the Plan and that the Employee’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between the Employee and Newmont since the Employee is participating in the Plan on a wholly commercial basis and their sole employer is Newmont’s Affiliate in Mexico (“Newmont Mexico”). Based on the foregoing, the Employee expressly recognizes that the Plan and the benefits that they may derive from participating in the Plan do not establish any rights between the Employee and the employer, Newmont Mexico, and do not form part of the employment conditions and/or benefits provided by Newmont Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Employee’s employment. The Employee further understands that their participation in the Plan is as a result of a unilateral and discretionary decision of Newmont; therefore, Newmont reserves the absolute right to amend and/or discontinue the Employee’s participation at any time without any liability to the Employee. Finally, the Employee hereby declares that they do not reserve to themself any action or right to bring any claim against Newmont for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Employee therefore grants a full and broad release to Newmont, and its subsidiaries, branches, representative offices, stockholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise. Spanish Translation Reconocimiento del Documento del Plan Al aceptar las Unidades de Acciones Restringidas (RSUs, por sus siglas en inglés), el Empleado reconoce que ha recibido una copia del Plan, el Reconocimiento de la Subvención y el Acuerdo, con inclusión de este Apéndice, que el Empleado ha revisado. El Empleado reconoce, además, que acepta todas las disposiciones del Plan, el Reconocimiento de la Subvención, y en el Acuerdo, incluyendo este Apéndice. El Empleado también reconoce que ha leído y que concretamente aprueba de forma expresa los términos y condiciones establecidos la Sección 8 del Acuerdo, que claramente dispone lo siguiente: (1) La participación del Empleado en el Plan no constituye un derecho adquirido; (2) El Plan y la participación del Empleado en el Plan se ofrecen por Newmont en su discrecionalidad total; - 20 - (3) Que la participación del Empleado en el Plan es voluntaria; y (4) Newmont y sus Subsidiarias no son responsables de ninguna disminución en el valor de las acciones adquiridas al conferir las RSUs. Política Laboral y Reconocimiento Al aceptar las RSUs, el Empleado expresamente reconoce que Newmont, con sus oficinas registradas y ubicadas en 6900 E. Layton Ave., Suite 700, Denver, Colorado 80237, U.S.A., es la única responsable por la administración del Plan y que la participación del Empleado en el Plan y en su caso la adquisición de Acciones no constituyen una relación de trabajo entre el Empleado y Newmont, ya que el Empleado participa en el Plan en un marco totalmente comercial y su único patrón es el Subsidiario de Newmont en Mexico (“Newmont Mexico”). Derivado de lo anterior, el Empleado expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Empleado y el patrón, Newmont Mexico, y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Newmont Mexico, y que cualquier modificación al Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de la relación de trabajo del Empleado. Asimismo, el Empleado reconoce que su participación en el Plan se ha resultado de una decisión unilateral y discrecional de Newmont; por lo tanto, Newmont se reserva el derecho absoluto de modificar y/o terminar la participación del Empleado en cualquier momento y sin responsabilidad alguna frente el Empleado. Finalmente, el Empleado por este medio declara que no se reserva ninguna derecho o acción en contra de Newmont por cualquier compensación o daños y perjuicios en relación de las disposiciones del Plan o de los beneficios derivados del Plan, y por lo tanto, el Empleado otorga el más amplio finiquito que en derecho proceda a Newmont, y sus Subsidiarias, oficinas de representación, accionistas, directores, autoridades, empleados, agentes, o representantes legales en relación con cualquier demanda que pudiera surgir. Notifications Securities Law Information. The RSUs and the Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to the Employee only because of their existing relationship with Newmont and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of the Employer made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred. PAPUA NEW GUINEA Terms and Conditions Award Settlement. Notwithstanding any provision in the Agreement to the contrary, if deemed by Newmont to be necessary for regulatory reasons, Newmont reserves the right to settle RSUs by payment in cash or its equivalent of an amount equal in value to the Shares subject to the vested RSUs.

- 21 - Notifications Exchange Control Information. Before receiving funds from the sale of any securities abroad, the Employee shall need to apply for and receive an Income Tax Clearance Certificate from the taxation authorities in Papua New Guinea, which the Employee must then lodge with the appropriate Bank of Papua New Guinea notification form with the commercial bank in which the transaction takes place. PERU Terms and Conditions Labor Law Acknowledgement. The following provision supplements Sections 8 and 9 of the Agreement: the Employee acknowledges that the RSUs are being granted ex gratia to the Employee with the purpose of rewarding them. Notifications Securities Law Information. The offer of the RSUs is considered a private offering in Peru; therefore, it is not subject to registration. For more information concerning this offer, please refer to the Plan, the Agreement and any other grant documents made available by Newmont. SOUTH AFRICA Terms and Conditions Taxes. The following provision supplements Section 5 of the Agreement: By accepting the RSUs, the Employee agrees that, immediately upon settlement of the RSUs, the Employee will notify the Employer of the amount of any gain realized at vesting. The Employee will be solely responsible for paying any difference between the actual liability for Tax-Related Items and the amount withheld. Deemed Acceptance of RSUs. Pursuant to Section 96 of Companies Act 71 of 2008 (the "Companies Act"), the RSU offer must be finalized within six months following the date the offer is communicated to the Employee. If the Employee does not want to accept the RSUs, the Employee is required to decline the award no later than six months following the date the offer is communicated to the Employee. If the Employee does not reject the RSUs within six months following the date the offer is communicated to the Employee, the Employee will be deemed to accept the RSUs. Notifications Securities Law Information. Neither the RSUs nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority. Exchange Control Notification. Because exchange control regulations are subject to frequent change, sometimes without notice, the Employee should consult their personal legal advisor prior to the settlement of the RSUs to ensure compliance with current regulations. The Employee is solely responsible for ensuring compliance with all exchange control laws in South Africa. - 22 - SURINAME Terms and Conditions Award Settlement. Notwithstanding any provision in the Agreement to the contrary, if deemed by Newmont to be necessary for regulatory reasons, Newmont reserves the right to settle RSUs by payment in cash or its equivalent of an amount equal in value to the Shares subject to the vested RSUs. - 23 - Appendix 2: Vesting Schedule2 Date Quantity [•], 2026 # of shares [•], 2027 # of shares [•], 2028 # of shares 2 The RSUs shall vest on the dates specified in the vesting schedule in the Grant Acknowledgement (each, a “Vesting Date”), provided a Termination of Service does not occur prior to the applicable Vesting Date, unless otherwise provided in this Agreement.